EXECUTION VERSION FOURTH AMENDMENT FOURTH AMENDMENT, dated as of March 18, 2024 (this “Amendment”), to the Amended and Restated Credit Agreement, dated as of May 14, 2021 (as amended by the First Amendment, dated November 30, 2021, as further amended by the LIBOR Transition Amendment, dated May 8, 2023, as further amended by the Second Amendment, dated as of May 18, 2023, as further amended by the Third Amendment, dated June 26, 2023, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement” and, as amended by this Amendment, the “Amended Credit Agreement”), by and among Columbus McKinnon Corporation, a New York corporation (the “Company”) , Columbus McKinnon EMEA GmbH (the “German Borrower” and, together with the Company and any other Designated Borrower, the “Borrowers”), the lenders from time to time party thereto (the “Lenders”), JPMorgan Chase Bank, N.A., as administrative agent (in such capacity, the “Administrative Agent”) and the other agents parties thereto. W I T N E S S E T H: WHEREAS, subject to the terms and conditions of the Credit Agreement, the Company may replace an outstanding Class of Term Loans with Refinancing Term Loans, by, among other things, entering into a Refinancing Amendment with the Repriced Term Lenders (as defined below), the other Borrowers and the Administrative Agent, and without the consent of any other Lenders; WHEREAS, pursuant to Section 2.27 of the Credit Agreement, the Company has requested that the Initial Term Loans in effect immediately prior to the Fourth Amendment Effective Date (as defined below) be refinanced and replaced with Refinancing Term Loans (the “Repriced Term Loans”) by obtaining Repriced Term Commitments (as defined below); WHEREAS, except as otherwise provided herein, the Repriced Term Loans will have the same terms as the Initial Term Loans in effect immediately prior to the Fourth Amendment Effective Date; WHEREAS, each existing Initial Term Lender that executes and delivers a Lender Addendum (Cashless Roll) attached hereto as Exhibit A (a “Lender Addendum (Cashless Roll)”) (such Lenders, collectively, the “Continuing Term Lenders”) will thereby (i) agree to the terms of this Amendment and (ii) agree to continue all of its Initial Term Loans (such existing Initial Term Loans, the “Existing Term Loans”, and the Lenders of such Existing Term Loans, collectively, the “Existing Term Lenders”) in effect immediately prior to the Fourth Amendment Effective Date as Repriced Term Loans (such portion of the Repriced Term Loans so continued from the Existing Term Loans, the “Continued Term Loans”) in a principal amount equal to the aggregate principal amount of such Existing Term Loans so continued (or such lesser amount as notified to such Lender by the Lead Left Arranger on or prior to the Fourth Amendment Effective Date); WHEREAS, subject to the preceding recitals, each Person (other than a Continuing Term Lender in its capacity as such) that executes and delivers a Lender Addendum (Additional Term Lender) attached hereto as Exhibit B (a “Lender Addendum (Additional Term Lender)” and, together with a Lender Addendum (Cashless Roll), a “Lender Addendum”)) (collectively, the “Additional Term Lenders”) will thereby (i) agree to the terms of the Amended Credit Agreement and (ii) commit to make Repriced Term Loans to the Company on the Fourth Amendment Effective Date (the “Additional Term Loans”) in such amount (not in excess of any such commitment) as is determined by the Lead Left Arranger and notified to such Additional Term Lender;

2 WHEREAS, the proceeds of the Additional Term Loans will be used by the Company to repay in full the outstanding principal amount of the Existing Term Loans that are not continued as Repriced Term Loans by Continuing Term Lenders; WHEREAS, the Continuing Term Lenders and the Additional Term Lenders (collectively, the “Repriced Term Lenders”) are severally willing to continue their Existing Term Loans as Repriced Term Loans and/or to make Repriced Term Loans, as the case may be, subject to the terms and conditions set forth in this Amendment; WHEREAS, for purposes of Section 2.27 of the Credit Agreement, this Amendment shall constitute a Refinancing Amendment; WHEREAS, JPMorgan Chase Bank, N.A. (the “Lead Left Arranger”) is the sole bookrunner and JPMorgan Chase Bank, N.A., PNC Capital Markets LLC, N.A. and Wells Fargo Securities, LLC are joint lead arrangers for this Amendment; WHEREAS, in order to effect the foregoing and to make such other technical or corresponding changes as the parties deem necessary, the Borrowers and the other parties hereto desire to amend the Credit Agreement, subject to the terms and conditions set forth herein; NOW THEREFORE, in consideration of the premises and mutual covenants hereinafter set forth, the parties hereto agree as follows: SECTION 1. Definitions. Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement. SECTION 2. Amendments to the Credit Agreement. Effective as of the Fourth Amendment Effective Date, the Credit Agreement is hereby amended as follows: (a) The following definitions are hereby added in the appropriate alphabetical order to Section 1.01 of the Credit Agreement: “Fourth Amendment” means the Fourth Amendment, dated as of the Fourth Amendment Effective Date among the Borrowers, the Administrative Agent and the Lenders party thereto. “Fourth Amendment Effective Date” has the meaning assigned to such term in the Fourth Amendment. “Repriced Term Loans” has the meaning assigned to such term in the Fourth Amendment. (b) The definition of “Adjusted Daily Simple SOFR” set forth in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety as follows: “Adjusted Daily Simple SOFR” means an interest rate per annum equal to (a) the Daily Simple SOFR, plus (b) with respect to Revolving Loans, 0.10%; provided that if the Adjusted Daily Simple SOFR Rate as so determined would be less than the Floor, such rate shall be deemed to be equal to the Floor for the purposes of this Agreement. (c) Clause (a) of the definition of “Applicable Rate” set forth in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety as follows:

3 (a) from and including the Fourth Amendment Effective Date, with respect to the Initial Term Loans, 1.50% per annum in the case of Base Rate Loans and 2.50% per annum in the case of Term Benchmark Loans (d) The definition of “Initial Term Commitment” set forth in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety as follows: “Initial Term Commitment” means as applicable, (a) prior to the Fourth Amendment Effective Date, (i) as to any Initial Term Lender, the obligation of such Initial Term Lender, if any, to make an Initial Term Loan on the Original Closing Date to the Company in a principal amount not to exceed the amount set forth under the heading “Initial Term Commitment” opposite such Initial Term Lender’s name on Schedule 2.01, (i) the 2021 Incremental Term Commitment and (iii) the 2023 Incremental Term Commitment and (b) from and including the Fourth Amendment Effective Date, as to any Lender, the obligation of such Lender, if any, (i) to continue its Existing Term Loans (as defined in the Fourth Amendment) as Repriced Term Loans or (ii) to make Repriced Term Loans in the amount provided in the Fourth Amendment. For the avoidance of doubt, the Initial Term Loans shall be denominated in Dollars only. (e) The definition of “Initial Term Loans” set forth in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety as follows: “Initial Term Loan” means (a) prior to the First Amendment Effective Date, the Loans made by the Lenders on the Original Closing Date to the Company pursuant to Section 2.01, (b) from and including the First Amendment Effective Date but prior to the Third Amendment Effective Date, the Loans made by the Lenders on the Original Closing Date to the Company pursuant to Section 2.01 and the 2021 Incremental Term Loans made by the 2021 Incremental Lender on the First Amendment Effective Date to the Company pursuant to the 2021 Increased Facility Activation Notice, (c) from and including the Third Amendment Effective Date but prior to the Fourth Amendment Effective Date, the Loans made by the Lenders on the Original Closing Date to the Company pursuant to Section 2.01, the 2021 Incremental Term Loans made by the 2021 Incremental Lender on the First Amendment Effective Date to the Company pursuant to the 2021 Increased Facility Activation Notice and the 2023 Incremental Term Loans made by the 2023 Incremental Lender on the Third Amendment Effective Date to the Company pursuant to the 2023 Increased Facility Activation Notice and (d) from and including the Fourth Amendment Effective Date, any Repriced Term Loans made or continued pursuant to the Fourth Amendment. (f) The definition of “Joint Lead Arrangers” set forth in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety as follows: “Joint Lead Arrangers” means JPMorgan Chase Bank, N.A., PNC Capital Markets LLC, N.A. and Wells Fargo Securities, LLC, in their capacities as joint lead arrangers and joint bookrunners. With respect to the First Amendment, JPMorgan Chase Bank, N.A. is the sole lead arranger and sole bookrunner. With respect to the Second Amendment, JPMorgan Chase Bank, N.A., PNC Capital Markets LLC, and Wells Fargo Securities, LLC are joint lead arrangers and joint bookrunners. With respect to the Third Amendment, JPMorgan Chase Bank, N.A., PNC Capital Markets LLC, and Wells Fargo Securities, LLC are joint lead arrangers and joint bookrunners. With respect to the Fourth Amendment, JPMorgan

4 Chase Bank, N.A. is the sole bookrunner and JPMorgan Chase Bank, N.A., PNC Capital Markets LLC, and Wells Fargo Securities, LLC are the joint lead arrangers. (g) The definition of “Loan Documents” set forth in Section 1.01 of the Credit Agreement is hereby amended by adding “, Fourth Amendment” after “Third Amendment”. (h) The definition of “Term SOFR Adjustment” set forth in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety as follows: “Term SOFR Adjustment” means, with respect to Revolving Loans, 0.10% (i) Section 2.03 of the Credit Agreement is hereby amended and restated in its entirety as follows: The Initial Term Loans made by each Initial Term Lender and outstanding on the Fourth Amendment Effective Date shall mature in consecutive quarterly installments on each March 31, June 30, September 30 and December 31, beginning March 31, 2024, each of which shall be in an amount equal to 0.25% of such Initial Term Loan Lender’s Initial Term Percentage of the aggregate amount of Initial Term Loans outstanding on the Fourth Amendment Effective Date, with the balance of the Initial Term Loans being payable on the Initial Term Loan Maturity Date. (j) Section 2.10(b) of the Credit Agreement is hereby amended by replacing the phrase “Third Amendment Effective Date” where used therein with the phrase “Fourth Amendment Effective Date”. SECTION 3. Repriced Term Loans. (a) On the Fourth Amendment Effective Date, subject to the terms and conditions set forth herein (i) each Continuing Term Lender agrees to continue all (or such lesser amount as notified to such Lender by the Lead Left Arranger prior to the Fourth Amendment Effective Date) of its Existing Term Loans as a Repriced Term Loan in a principal amount equal to such Continuing Term Lender’s Repriced Term Commitment (as defined below), (ii) each Additional Term Lender agrees to make a Repriced Term Loan on such date to the Company in a principal amount equal to such Additional Term Lender’s Repriced Term Commitment and (iii) each Continuing Term Lender and Additional Term Lender agrees to this Amendment and the terms of the Amended Credit Agreement. For purposes hereof, a Person shall become a party to the Amended Credit Agreement and a Repriced Term Lender as of the Fourth Amendment Effective Date by executing and delivering to the Administrative Agent, on or prior to the Fourth Amendment Effective Date, a Lender Addendum in its capacity as a Repriced Term Lender. For the avoidance of doubt, the Existing Term Loans of a Continuing Term Lender must be continued in whole and may not be continued in part unless approved by the Lead Left Arranger. (b) Each Additional Term Lender will make its Repriced Term Loan on the Fourth Amendment Effective Date by making available to the Administrative Agent, in the manner contemplated by Section 2.02 of the Amended Credit Agreement, an amount equal to its Repriced Term Commitment. The “Repriced Term Commitment” (i) of any Continuing Term Lender will be the amount of its Existing Term Loans as set forth in the Register as of the Fourth Amendment Effective Date (or such lesser amount as notified to such Lender by the Lead Left Arranger prior to the Fourth Amendment Effective Date), which shall be continued as an equal principal amount of Repriced Term Loans, and (ii) of any Additional Term Lender will be such amount (not exceeding any commitment offered by such Additional Term Lender) allocated to it by the Lead Left Arranger and notified to it on or prior to the Fourth Amendment Effective

5 Date. The commitments of the Additional Term Lenders and the continuation undertakings of the Continuing Term Lenders are several, and no such Lender will be responsible for any other such Lender’s failure to make or acquire by continuation its Repriced Term Loan. The Repriced Term Loans may from time to time be Base Rate Loans or Term Benchmark Loans, as determined by the Company and notified to the Administrative Agent as contemplated by Section 2.02 of the Amended Credit Agreement. (c) The obligation of each Repriced Term Lender to make or acquire by continuation Repriced Term Loans on the Fourth Amendment Effective Date is subject to the satisfaction of the conditions set forth in Section 3 of this Amendment. (d) The Company shall prepay in full all of the Initial Term Loans outstanding on the Fourth Amendment Effective Date with a portion of the gross cash proceeds of the Repriced Term Loans. (e) On and after the Fourth Amendment Effective Date, each reference in the Amended Credit Agreement to “Initial Term Loans” shall be deemed a reference to the Repriced Term Loans contemplated hereby, except as the context may otherwise require. Notwithstanding the foregoing, the provisions of the Credit Agreement with respect to indemnification, reimbursement of costs and expenses and increased costs shall continue in full force and effect with respect to, and for the benefit of, each Existing Term Lender in respect of such Lender’s Existing Term Loans to the same extent expressly set forth therein. Notwithstanding the foregoing, each Continuing Term Lender hereby waives any break funding payments in respect of such Lender’s Existing Term Loans, whether pursuant to Section 2.29 of the Credit Agreement or otherwise. (f) The continuation of Continued Term Loans may be implemented pursuant to other procedures specified by the Lead Left Arranger, including by repayment of Continued Term Loans of a Continuing Term Lender followed by a subsequent assignment to it of Repriced Term Loans in the same amount. SECTION 4. Effectiveness. This Amendment shall become effective on and as of the date (the “Fourth Amendment Effective Date”) on which the following conditions have been satisfied: (a) The Administrative Agent (or its counsel) shall have received (i) a duly executed and completed counterpart hereof that bears the signature of each Borrower, (ii) a duly executed and completed counterpart hereof that bears the signature of the Administrative Agent and (iii) Lender Addenda, executed and delivered by the Continuing Term Lenders and the Additional Term Lenders. (b) The Administrative Agent shall have received an Acknowledgment and Confirmation in the form of Annex I hereto from an authorized officer of each Loan Party. (c) The Administrative Agent shall have received all fees payable thereto or to any Lender on or prior to the Fourth Amendment Effective Date, including all accrued interest on the Initial Term Loans in effect immediately prior to the Fourth Amendment Effective Date. (d) The Administrative Agent shall have received irrevocable notice of the borrowing of Repriced Term Loans in accordance with Section 2.02 of the Credit Agreement (or such shorter period as the Administrative Agent may agree). (e) To the extent invoiced, the Administrative Agent shall have received reimbursement or payment of all reasonable out-of-pocket expenses (including reasonable fees, charges and disbursements of Simpson Thacher & Bartlett LLP) in connection with this Amendment and any other reasonable out-of-

6 pocket expenses required to be reimbursed or paid by the Loan Parties under the Amended Credit Agreement or under any Loan Document. (f) The Administrative Agent shall have received a certificate signed by a Responsible Officer of the Company, certifying on behalf of the Company, compliance with Section 4(g). (g) Each of the representations and warranties made by any Loan Party in or pursuant to the Loan Documents or which are contained in any document furnished at any time under or in connection herewith or therewith, shall be true and correct in all material respects on and as of such date as if made on and as of such date (other than to the extent any representation and warranty is already qualified by materiality, in which case, such representation and warranty shall be true and correct as of such date), except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct in all material respects as of such earlier date (other than to the extent any representation and warranty is already qualified by materiality, in which case, such representation and warranty shall be true and correct as of such earlier date) and (ii) no Default or Event of Default has occurred and is continuing on the Fourth Amendment Effective Date after giving effect to this Amendment and the Repriced Term Loans. (h) The Administrative Agent shall have received, on behalf of itself and the Lenders on the Fourth Amendment Effective Date (after giving effect hereto), a favorable written opinion of (i) DLA Piper LLP (US), counsel to the Loan Parties, addressed to the Administrative Agent and each Lender, (ii) DLA Piper LLP (Germany), German counsel to Columbus McKinnon EMEA GMBH and (iii) Gordon Rees Scully Mansukhani, Wisconsin counsel to Dorner Mfg. Corp., in each case in form and substance reasonably satisfactory to the Administrative Agent. (i) The Administrative Agent shall have received each of the items referred to in clauses (i) and (ii) below: (j) (i) in the case of each Loan Party, a certificate of the Secretary or Assistant Secretary or similar officer of such Loan Party dated the Fourth Amendment Effective Date and certifying: (A) that attached thereto is a true and complete copy of the by-laws of such Loan Party as in effect on the Fourth Amendment Effective Date and at all times since a date prior to the date of the resolutions described in clause (B) below or, in the case of a Loan Party (other than the Company), that there has been no change to the by-laws of such Person since those delivered on the Closing Date, (B) that attached thereto is a true and complete copy of resolutions or other action duly adopted by the Board of Directors (or equivalent governing body) of such Loan Party, in each case, authorizing the execution, delivery and performance of this Amendment, the other Loan Documents to which such person is a party and the transactions contemplated hereby and thereby and, in the case of the Borrowers, the borrowings thereunder, and, in each case, that such resolutions have not been modified, rescinded or amended and are in full force and effect on the Fourth Amendment Effective Date, (C) that attached thereto is a copy of the certificate or articles of incorporation of such Loan Party, including all amendments thereto, or such other

7 documents and certifications as the Administrative Agent may reasonably require to evidence that such Loan Party is duly organized or formed in the jurisdiction of its organization, certified as of a recent date by the relevant authority of such jurisdiction or that there has been no change to the certificate or articles of incorporation of such Loan Party since that delivered on the Closing Date, and (D) as to the incumbency and specimen signature of each officer executing any Loan Document (including the Acknowledgment and Confirmation in the form of Annex I hereto) or any other document delivered in connection herewith on behalf of the Company or any other Loan Party, as applicable; and (E) that attached thereto is a certificate from a recent date to evidence that such Loan Party is validly existing, in good standing (to the extent applicable) and qualified to engage in business in the jurisdiction of its organization; (ii) a certificate of a director or another officer as to the incumbency and specimen signature of the Secretary or Assistant Secretary or similar officer executing the certificates pursuant to clause (i) above. (k) The Administrative Agent shall have received a solvency certificate signed by the chief financial officer of the Company. (i) At least 3 Business Days prior to the Fourth Amendment Effective Date, all documentation and other information with respect to the Company and its Subsidiaries that shall have been reasonably requested by the Administrative Agent in writing at least 10 Business Days prior to the Fourth Amendment Effective Date that the Administrative Agent reasonably determines is required by regulatory authorities under applicable “know your customer” and anti-money laundering rules and regulations, including the Patriot Act and (ii) if any Borrower qualifies as a “legal entity” customer under 31 C.F.R. § 1010.230 and the Administrative Agent has provided the Company the name of each requesting Lender and its electronic delivery requirements at least 10 business days prior to the Fourth Amendment Effective Date, the Administrative Agent and each such Lender requesting a Beneficial Ownership Certification (which request is made through the Administrative Agent) will have received, at least three (3) business days prior to the Fourth Amendment Effective Date, the Beneficial Ownership Certification in relation to the applicable Borrower. SECTION 5. Representations and Warranties. The Borrowers represent and warrants to each of the Lenders and the Administrative Agent that as of the Fourth Amendment Effective Date: 5.1. This Amendment has been duly authorized, executed and delivered by it and this Amendment and the Amended Credit Agreement constitutes its valid and binding obligation, enforceable against it in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law. 5.2. Each of the representations and warranties made by any Loan Party in or pursuant to the Loan Documents or which are contained in any document furnished at any time under or in connection herewith or therewith are true and correct in all material respects on and as of the Fourth Amendment Effective Date as if made on and as of the Fourth Amendment Effective Date (other than to the extent any representation and warranty is already qualified by materiality, in which case, such representation and warranty is true and correct on and as of the Fourth Amendment Effective Date), except to the extent that such representations and warranties specifically refer to an earlier date, in which case, they are true and

8 correct in all material respects as of such earlier date (other than to the extent any representation and warranty is already qualified by materiality, in which case, such representation and warranty is true and correct as of such earlier date. SECTION 6. Effect of Amendment. 6.1. Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the Lenders or the Administrative Agent under the Credit Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other provision of the Credit Agreement or of any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle the Company to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document in similar or different circumstances. 6.2. On and after the Fourth Amendment Effective Date, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein”, or words of like import, and each reference to the Credit Agreement in any other Loan Document shall be deemed a reference to the Credit Agreement as amended by this Amendment. This Amendment shall constitute a “Loan Document” for all purposes of the Credit Agreement and the other Loan Documents. SECTION 7. General. 7.1. GOVERNING LAW. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK. 7.2. Costs and Expenses. The Company agrees to reimburse the Administrative Agent for its reasonable out-of-pocket expenses in connection with this Amendment in accordance with Section 10.05 of the Amended Credit Agreement, including the reasonable fees, charges and disbursements of Simpson Thacher & Bartlett LLP, primary counsel for the Administrative Agent. 7.3. Counterparts. This Amendment may be executed by one or more of the parties to this Amendment on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of an executed signature page of this Amendment by email or facsimile transmission (or other electronic transmission) shall be effective as delivery of a manually executed counterpart hereof. 7.4. Headings. The headings of this Amendment are used for convenience of reference only, are not part of this Amendment and shall not affect the construction of, or be taken into consideration in interpreting, this Amendment. [remainder of page intentionally left blank]

Signature Page to Amendment IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective duly authorized officers as of the day and year first above written. COMPANY: COLUMBUS MCKINNON CORPORATION By: Name: Gregory P. Rustowicz Title: Executive Vice President-Finance and Chief Financial Officer GERMAN BORROWER: COLUMBUS MCKINNON EMEA GMBH By: Name: Gregory P. Rustowicz Title: Managing Director (Geschäftsführer)

Annex I ACKNOWLEDGMENT AND CONFIRMATION (a) Reference is made to the FOURTH AMENDMENT, dated as of March 18, 2024 (the “Amendment”; capitalized terms used herein without definition shall have the meanings therein), to the AMENDED AND RESTATED CREDIT AGREEMENT, dated as of May 14, 2021 (as amended, modified, restated and supplemented from time to time prior to the effectiveness of the Amendment, the “Credit Agreement”), among Columbus McKinnon Corporation, a New York corporation (the “Company”), Columbus McKinnon EMEA GmbH (the “German Borrower” and, together with the Company and any other Designated Borrower, the “Borrowers”), the lenders from time to time party thereto (the “Lenders”), JPMorgan Chase Bank, N.A., as administrative agent (in such capacity, the “Administrative Agent”) and the other agents parties thereto. (b) The Credit Agreement is being amended and the Company is obtaining Repriced Term Loans to replace the Existing Term Loans pursuant to the Amendment as set forth therein (the “Amended Credit Agreement”). Each of the parties hereto hereby agrees, with respect to each Loan Document to which it is a party: (i) all of its obligations, liabilities and indebtedness under such Loan Document shall remain in full force and effect on a continuous basis regardless of the effectiveness of the Amendment; and (ii) all of the Liens and security interests created and arising under such Loan Document remain in full force and effect on a continuous basis, and the perfected status and priority of each such Lien and security interest continues in full force and effect on a continuous basis, unimpaired, uninterrupted and undischarged, regardless of the effectiveness of the Amendment, as collateral security for its obligations, liabilities and indebtedness under the Amended Credit Agreement and related guarantees. (c) This Acknowledgment and Confirmation shall constitute a “Loan Document” for all purposes of the Amended Credit Agreement and the other Loan Documents (as defined in the Amended Credit Agreement). (d) THIS ACKNOWLEDGMENT AND CONFIRMATION AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS ACKNOWLEDGMENT AND CONFIRMATION SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK. (e) This Acknowledgment and Confirmation may be executed by one or more of the parties to this Acknowledgment and Confirmation on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of an executed signature page of this Acknowledgment and Confirmation by email or facsimile transmission (or other electronic transmission) shall be effective as delivery of a manually executed counterpart hereof.

Signature Page to Acknowledgment and Confirmation IN WITNESS WHEREOF, each of the undersigned has caused this Acknowledgment and Confirmation to be duly executed and delivered as of the date first written above. COMPANY: COLUMBUS MCKINNON CORPORATION By: Name: Gregory P. Rustowicz Title: Executive Vice President-Finance and Chief Financial Officer GERMAN BORROWER: COLUMBUS MCKINNON EMEA GMBH By: Name: Gregory P. Rustowicz Title: Managing Director (Geschäftsführer)

Signature Page to Acknowledgment and Confirmation Acknowledged and Agreed by the Subsidiary Guarantors: YALE INDUSTRIAL PRODUCTS, INC. By: Name: Gregory P. Rustowicz Title: Vice President and Treasurer MAGNETEK, INC. By: Name: Gregory P. Rustowicz Title: Vice President and Treasurer CMCO ACQUISITION, LLC By: Name: Gregory P. Rustowicz Title: Vice President DORNER MFG. CORP. By: Name: Gregory P. Rustowicz Title: Treasurer GARVEY CORPORATION By: Name: Gregory P. Rustowicz Title: Treasurer

EXHIBIT A LENDER ADDENDUM (CASHLESS ROLL) TO THE AMENDMENT OF THE CREDIT AGREEMENT REFERRED TO BELOW This Lender Addendum (Cashless Roll) (this “Lender Addendum”) is referred to in, and is a signature page to, the Fourth Amendment (the “Amendment”) to the Amended and Restated Credit Agreement dated as of May 14, 2021 (as amended, modified, restated and supplemented from time to time prior to the effectiveness of the Amendment, the “Credit Agreement”), among Columbus McKinnon Corporation, a New York corporation (the “Company”), Columbus McKinnon EMEA GmbH (the “German Borrower” and, together with the Company and any other Designated Borrower, the “Borrowers”), the lenders from time to time party thereto (the “Lenders”), JPMorgan Chase Bank, N.A., as administrative agent (in such capacity, the “Administrative Agent”) and the other agents parties thereto. Capitalized terms used but not defined in this Lender Addendum have the meanings assigned to such terms in the Amendment or the Credit Agreement, as applicable. By executing this Lender Addendum as a Continuing Term Lender, the undersigned institution agrees (A) to the terms of the Amendment and the Credit Agreement as amended thereby and (B) on the terms and subject to the conditions set forth in the Amendment and the Credit Agreement as amended thereby, to continue the entire outstanding principal amount of its Existing Term Loans as Repriced Term Loans pursuant to a cashless roll on the Fourth Amendment Effective Date in the amount of its Repriced Term Commitment. The undersigned agrees that the Lead Left Arranger may, in its sole discretion, elect to convert less than 100% of such Lender’s existing hold of Existing Term Loans into Repriced Term Loans, in which case the difference between the current amount of such Lender’s Existing Term Loans and the allocated amount of Repriced Term Loans will be prepaid on the Fourth Amendment Effective Date. Name of Institution: Executing as a Continuing Term Lender: By: Name: Title: For any institution requiring a second signature line: By: Name: Title:

EXHIBIT B LENDER ADDENDUM (ADDITIONAL TERM LENDER) TO THE AMENDMENT OF THE CREDIT AGREEMENT REFERRED TO BELOW This Lender Addendum (Additional Term Lender) (this “Lender Addendum”) is referred to in, and is a signature page to, the Fourth Amendment (the “Amendment”) to the Amended and Restated Credit Agreement dated as of May 14, 2021 (as amended, modified, restated and supplemented from time to time prior to the effectiveness of the Amendment, the “Credit Agreement”), among Columbus McKinnon Corporation, a New York corporation (the “Company”), Columbus McKinnon EMEA GmbH (the “German Borrower” and, together with the Company and any other Designated Borrower, the “Borrowers”), the lenders from time to time party thereto (the “Lenders”), JPMorgan Chase Bank, N.A., as administrative agent (in such capacity, the “Administrative Agent”) and the other agents parties thereto. Capitalized terms used but not defined in this Lender Addendum have the meanings assigned to such terms in the Amendment or the Credit Agreement, as applicable. By executing this Lender Addendum as an Additional Term Lender, the undersigned institution agrees (A) to the terms of the Amendment and the Credit Agreement as amended thereby, (B) on the terms and subject to the conditions set forth in the Amendment and the Credit Agreement as amended thereby, to make and fund Repriced Term Loans on the Fourth Amendment Effective Date in the amount of such Additional Term Lender’s Repriced Term Commitment and (C) that on the Fourth Amendment Effective Date it is subject to, and bound by, the terms and conditions of the Credit Agreement and other Loan Documents as a Lender thereunder. Name of Institution: Executing as an Additional Term Lender: By: Name: Title: For any institution requiring a second signature line: By: Name: Title: